UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2023

ALPINE SUMMIT ENERGY PARTNERS, INC.
(Exact name of registrant as specified in its charter)

British Columbia	001-41510	98-1623755
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3322 West End Ave.
Suite 450
 Nashville, Tennessee, United States 37203
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (346) 264-2900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Subordinate Voting Shares, without par value	ALPS	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on July 5, 2023 (the "Petition Date"), Alpine Summit Energy Partners, Inc. (the "Company") and certain affiliates and related companies (together with the Company, the "Debtors") filed voluntary petitions (collectively, the "Petitions," and the cases commenced thereby, the "Chapter 11 Cases") seeking relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the "Court"). The Chapter 11 Cases will be jointly administered for procedural purposes only under the caption In re Alpine Summit Energy Partners, Inc., et al. (Case No. 23-90739). The Debtors will continue to operate as debtors-in-possession under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Court.

On July 12, 2023, the Company received written notice (the "Delisting Notice") from the staff of The Nasdaq Stock Market LLC ("Nasdaq") notifying the Company that, as a result of the Chapter 11 Cases and in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, the staff of Nasdaq has determined that the Company's Class A Subordinate Voting Shares will be delisted from The Nasdaq Stock Market. In the Delisting Notice, the staff of Nasdaq referenced the Chapter 11 Cases and associated public interest concerns raised by them, concerns regarding the residual equity interest of the existing listed securities holders and concerns about the Company's ability to sustain compliance with all requirements for continued listing on Nasdaq. As previously disclosed, on May 25, 2023, the Nasdaq staff also notified the Company that the bid price of its Class A Subordinate Voting Shares had closed below $1 per share for 30 consecutive trading days, and, accordingly, that it did not comply with Listing Rule 5450(a)(1) and was granted an extension until November 21, 2023 to regain compliance. The Delisting Notice also indicates that the Company may appeal Nasdaq's determination pursuant to procedures set forth in the Nasdaq Listing Rule 5800 Series. The Company does not intend to appeal Nasdaq's determination.

Trading of the Company's Class A Subordinate Voting Shares will be suspended at the opening of business on July 21, 2023 and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company's Class A Subordinate Voting Shares from listing and registration on Nasdaq. As a result, the Company's Class A Subordinate Voting Shares is expected to begin trading on the Pink Open Market (the "Pink Market") on July 21, 2023.  No assurance, however, can be made that trading in the Company's Class A Subordinate Voting Shares on the Pink Market will commence or be maintained.

Item 8.01 Other Events.

Cautionary Information Regarding Trading in the Company's Securities

The Company cannot be certain that holders of the Company's Class A Subordinate Voting Shares, multiple voting shares, and proportionate voting shares (collectively, the "Securities") will receive any payment or other distribution on account of those shares following the Chapter 11 Cases.

The Company cautions that trading in the Company's Securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company's Securities may bear little or no relationship to the actual value realized, if any, by holders of the Company's Securities. Accordingly, the Company urges extreme caution with respect to existing and future investments in its Securities.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and "forward-looking information" within the meaning of applicable Canadian securities legislation (collectively, "forward-looking statements"). Forward-looking statements are not statements of historical facts and often contain words such as "may," "will," "expect," "believe," "anticipate," "plan," "estimate," "seek," "could," "should," "intend," "potential," or words of similar meaning. Forward-looking statements are based on management's current expectations, beliefs, assumptions and estimates regarding the company, industry, economic conditions, government regulations and other factors. Forward-looking statements may include, for example, statements regarding the timing, manner, outcome and impact of the Chapter 11 Cases, and other statements regarding the Company's plans, strategies, prospects and expectations concerning the Company's business, operating results, financial condition, liquidity and other matters that do not relate strictly to historical facts. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the unpredictability of trading markets and whether a market will be established for the Company's Class A Subordinate Voting Shares; the Company's ability to successfully complete a sale process under Chapter 11; potential adverse effects of the Chapter 11 Cases on the Company's liquidity and results of operations; the Company's ability to obtain timely approval by the Court with respect to the motions filed in the Chapter 11 Cases; objections to the Company's sale process, DIP Financing, or other pleadings filed that could protract the Chapter 11 Cases; the expected delisting of the Company's Class A Subordinate Voting Shares from Nasdaq and the expected trading of the Company's Class A Subordinate Voting Shares on the Pink Market; employee attrition and the Company's ability to retain senior management and other key personnel due to the distractions and uncertainties, including the Company's ability to provide adequate compensation and benefits during the Chapter 11 Cases; the Company's ability to comply with the restrictions imposed by the DIP Financing and other financing arrangements; the Company's ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Petitions on the Company and on the interests of various constituents, including holders of the Company's Securities; the Court's rulings in the Chapter 11 Cases, including the approval of the DIP Financing, and the outcome of the Chapter 11 Cases generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company's ability to consummate a sale; and increased administrative and legal costs related to the Chapter 11 process and other litigation and inherent risks involved in a bankruptcy process. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the Securities and Exchange Commission, including those in "Item 1A - Risk Factors" in the Company's most recent Annual Report on Form 10-K and any updates thereto in the Company's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Additional factors, events, or uncertainties that may emerge from time to time, or those that the Company currently deems to be immaterial, could cause the Company's actual results to differ, and it is not possible for the Company to predict all of them. The Company makes forward-looking statements based on currently available information, and the Company assumes no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPINE SUMMIT ENERGY PARTNERS, INC.
July 17, 2023	By:	/s/ Darren Moulds
	Name:	Darren Moulds
	Title:	Chief Financial Officer